                                                               October 15, 1998


TO THE SHAREHOLDER:

The Fund ended the quarter September 30, 1998 with a Net Asset Value of $22.77 per share. This represents a 0.49% increase from $22.66 per share at the end of the June 30, 1998 quarter and a 4.83% increase from $21.22 per share a year earlier. The closing price on the New York Stock Exchange for the Fund's stock was $21.625 per share, representing a 5.0% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:


               Total Return-Percentage Change in Net Asset Value
                 Per Share with All Distributions Reinvested(1)
--------------------------------------------------------------------------------

                                 10 Years        5 Years        2 Years        1 Year        Quarter
                                to 9/30/98     to 9/30/98     to 9/30/98     to 9/30/98     to 9/30/98
                               ------------   ------------   ------------   ------------   -----------
1838 Bond Fund (2)               168.84%        46.80%         28.09%         12.09%         2.16%
Average of 18 Other
 Closed-End Bond Funds (2)       150.24%        43.37%         22.41%          9.44%         1.84%
Salomon Bros. Bond Index (3)     181.66%        49.71%         29.44%         14.88%         4.46%

(1) - This is historical information and should not be construed as indicative of likely future performance.

(2) - Source: Lipper Analytical Services Corporation.

(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.


The continued turmoil in Asia accentuated by renewed troubles in Russia has combined to drive U.S. Treasury yields to historical lows. The 2 year and 5 year notes both traded at yields below 4% and the 30-year bond reached 4.74%. Home mortgage rates simultaneously reached 30 year lows.

At a glance, headlines would read that interest rates are lower as U.S. Treasury Bonds have benefited from a flight to quality in response to weak equity markets around the globe. This cursory summary belies the fact that yields on corporate bonds have risen as stock prices have fallen and markets on Emerging Market bonds effectively ceased trading at all. Bid-offer spreads on many securities have been wider in recent weeks than during the Gulf War, the October 1987 stock market, or even 1981 when the Treasury issued 15 1/4% long-term bonds.

These broader bond markets have witnessed as much dislocation, lack of liquidity and general chaos in as brief a period of time as we have seen in at least a decade.

Performance of the Fund has held in during this period primarily due to individual credit selection and reductions in exposure to lower rated credits. The portfolio has only a very limited exposure of less than 0.5% of assets in Emerging Markets, specifically Korea Electric Power, compared to 1.8% at December 31, 1997. Total exposure to below Investment Grade ratings is 4.4%, down from a peak of 13.5% in March 1996. We are pleased to have limited the exposure to the more severe swings in market prices. Within the A and BBB rating categories, we have also attempted to shift exposure away from credits exposed to the more chaotic markets in order to dampen the price volatility of the portfolio while maintaining yield.

The table below updates the portfolio quality of the Fund's assets compared to the end of the most recent fiscal years:
--------------------------------------------------------------------------------
            Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------

                        U.S. Treasuries,
                           Agencies &                                                           B and        Not
    Period Ended            AAA Rated           AA           A           BBB          BB        Lower       Rated
--------------------   ------------------   ---------   ----------   ----------   ---------   ---------   ---------
September 30, 1998          17.3%             0.0%        29.3%        48.8%        4.1%        0.3%        0.2%
March 31, 1998              19.9%             0.0%        31.9%        44.0%        3.0%        0.9%        0.3%
March 31, 1997              22.3%             1.3%        31.9%        34.5%        9.3%        0.4%        0.3%
March 31, 1996              31.4%             1.2%        26.2%        27.4%        9.6%        3.9%        0.3%

On September 17, 1998 the Board of Directors declared a dividend of $0.38 per share payable November 10, 1998 to shareholders of record September 30, 1998.

We would like to extend our appreciation to all shareholders for their continued support.



                                                   Sincerely,

                                                   [GRAPHIC OMITTED]

                                                   John H. Donaldson
                                                   President

SCHEDULE OF NET ASSETS                             SEPTEMBER 30, 1998
(Unaudited)


                                                                         Moody's/
                                                                        Standard &
                                                                          Poor's
                                                                        Rating for
                                                                           Debt          Principal
                                                                        Securities    Amount (000's)
                                                                       ------------  ----------------
LONG TERM DEBT SECURITIES (98.74%)
ELECTRIC UTILITIES (9.87%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23 .........     Ba1/BB+         $ 1,800
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21 ....................    Baa2/BBB           2,000
Hydro Quebec, Gtd. Debs., 8.25%, 04/15/26 ...........................      A2/A+            1,550
Niagara Mohawk Power, 1st Mtge., 8.75%, 04/01/22 ....................    Ba1/BBB-           1,000
Utilicorp United Inc., Sr. Note 9.00%, 11/15/21 .....................    Baa3/BBB           1,000

FINANCIAL (16.01%)
Chrysler Financial Corp., Debs., 12.75%, 11/01/99 ...................      A2/A             1,000
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 ...........     Aa3/A-            2,000
EOP Operating LP, 7.25%, 02/15/18 ...................................    Baa1/BBB           1,000
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ..................     Baa/BBB           2,000
HSBC America Capital II, 8.38%, 05/15/27 ............................     A2/BBB+           3,000
Liberty Property Trust, 7.50%, 01/15/18 .............................    Baa3/BBB-          1,000
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 ...................    Ba1/BBB-           1,000
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ...................    Ba1/BBB-           1,500

FOREIGN (0.39%)
Korea Electric Power Inc., Debs., 7.00%, 02/01/27 ...................     Ba1/BB+             500

INDUSTRIAL & MISCELLANEOUS (39.90%)
Apache Corp., Notes, 7.70%, 03/15/26 ................................    Baa1/BBB+            500
Chiquita Brands Int'l, Inc., Sr. Notes, 10.25%, 11/01/06 ............      B1/B+              250
Dell Computer Corp., Sr. Debs., 7.10%, 04/15/28 .....................    Baa1/BBB           2,500
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 ......................    Baa2/BBB-          1,000
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ..................    Baa1/BBB+          2,000
Harcourt General Inc., Sr. Debs., 7.30%, 08/01/2097 .................    Baa1/BBB+          1,500
K N Energy Inc., Debs., 8.75%, 10/15/24 .............................    Baa2/BBB-          1,150
Mark IV Industries, Inc., Sr. Sub Notes, 7.75%, 04/01/06 ............     Ba2/BB+             500
May Department Stores Co., Debs., 10.75%, 06/15/18 ..................      A2/A               150
News America Holdings Inc., Sr. Debs., 10.125%, 10/15/12 ............    Baa3/BBB-          2,050
News America Holdings Inc., Gtd. Debs., 7.90%, 12/01/2095 ...........    Baa3/BBB-          1,400
North Dakota State Muni. Bond Bank, Water Sys. Rev., 10.50%,
 04/01/14 ...........................................................     Aaa/AAA           1,000
Phillip Morris Co., Inc., Debs., 7.75%, 01/15/27 ....................      A2/A             3,000
Smurfit Capital Funding, Gtd., Debs., 7.50%, 11/20/25 ...............     Baa1/A-           2,000
Societe Generale(NY), Sub Notes, 7.40%, 06/01/06 ....................      A1/A+              400
Texaco Capital Inc., Gtd. Debs., 7.50%, 03/01/43 ....................      A1/A+            2,000
Time Warner Inc., Debs., 9.15%, 02/01/23 ............................    Baa3/BBB-          3,000
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ................     Ba1/BB              500
TRW Inc., Notes, 9.25%, 12/30/11 ....................................      A2/A               275
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ...............................      A2/A               303
Union Camp Corp., Debs., 9.25%, 02/01/11 ............................      A2/A-            1,500
Westren Atlas Inc., Debs., 8.55%, 06/15/24 ..........................      A2/A             2,539

                                                                        Identified Cost        Value
                                                                            (Note 2)         (Note 1)
                                                                       -----------------  --------------
LONG TERM DEBT SECURITIES (98.74%)
ELECTRIC UTILITIES (9.87%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23 .........     $ 1,662,876      $ 2,058,615
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21 ....................       2,062,500        2,118,280
Hydro Quebec, Gtd. Debs., 8.25%, 04/15/26 ...........................       1,475,994        1,883,078
Niagara Mohawk Power, 1st Mtge., 8.75%, 04/01/22 ....................       1,028,220        1,073,310
Utilicorp United Inc., Sr. Note 9.00%, 11/15/21 .....................       1,090,000        1,116,980
                                                                          -----------      -----------
                                                                            7,319,590        8,250,263
                                                                          -----------      -----------
FINANCIAL (16.01%)
Chrysler Financial Corp., Debs., 12.75%, 11/01/99 ...................       1,090,125        1,074,979
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 ...........       2,012,070        2,120,020
EOP Operating LP, 7.25%, 02/15/18 ...................................         991,900          951,635
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ..................       1,993,370        2,234,104
HSBC America Capital II, 8.38%, 05/15/27 ............................       3,080,350        3,065,514
Liberty Property Trust, 7.50%, 01/15/18 .............................         998,430        1,000,000
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 ...................       1,150,640        1,067,430
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ...................       1,634,965        1,881,885
                                                                          -----------      -----------
                                                                           12,951,850       13,395,567
                                                                          -----------      -----------
FOREIGN (0.39%)
Korea Electric Power Inc., Debs., 7.00%, 02/01/27 ...................         421,466          328,557
                                                                          -----------      -----------
INDUSTRIAL & MISCELLANEOUS (39.90%)
Apache Corp., Notes, 7.70%, 03/15/26 ................................         525,280          550,118
Chiquita Brands Int'l, Inc., Sr. Notes, 10.25%, 11/01/06 ............         255,625          257,500
Dell Computer Corp., Sr. Debs., 7.10%, 04/15/28 .....................       2,501,140        2,603,465
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 ......................       1,059,240        1,154,120
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ..................       2,157,020        2,277,780
Harcourt General Inc., Sr. Debs., 7.30%, 08/01/2097 .................       1,488,886        1,400,505
K N Energy Inc., Debs., 8.75%, 10/15/24 .............................       1,263,798        1,311,000
Mark IV Industries, Inc., Sr. Sub Notes, 7.75%, 04/01/06 ............         462,650          517,778
May Department Stores Co., Debs., 10.75%, 06/15/18 ..................         154,385          158,812
News America Holdings Inc., Sr. Debs., 10.125%, 10/15/12 ............       2,163,503        2,420,101
News America Holdings Inc., Gtd. Debs., 7.90%, 12/01/2095 ...........       1,298,624        1,469,495
North Dakota State Muni. Bond Bank, Water Sys. Rev., 10.50%,
 04/01/14 ...........................................................       1,159,780        1,024,960
Phillip Morris Co., Inc., Debs., 7.75%, 01/15/27 ....................       3,007,020        3,314,832
Smurfit Capital Funding, Gtd., Debs., 7.50%, 11/20/25 ...............       1,990,780        2,046,706
Societe Generale(NY), Sub Notes, 7.40%, 06/01/06 ....................         413,588          429,427
Texaco Capital Inc., Gtd. Debs., 7.50%, 03/01/43 ....................       1,977,920        2,116,164
Time Warner Inc., Debs., 9.15%, 02/01/23 ............................       3,159,700        3,917,286
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ................         498,875          527,773
TRW Inc., Notes, 9.25%, 12/30/11 ....................................         326,312          368,422
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ...............................         320,893          416,493
Union Camp Corp., Debs., 9.25%, 02/01/11 ............................       1,486,305        2,001,420
Westren Atlas Inc., Debs., 8.55%, 06/15/24 ..........................       2,651,998        3,084,885
                                                                          -----------      -----------
                                                                           30,323,322       33,369,042
                                                                          -----------      -----------

                       See notes to financial statements.

SCHEDULE OF NET ASSETS--continued                  SEPTEMBER 30, 1998
(Unaudited)



                                                                  Moody's/
                                                                 Standard &
                                                                   Poor's
                                                                 Rating for
                                                                    Debt          Principal
                                                                 Securities    Amount (000's)
                                                                ------------  ----------------
TELEPHONE & COMMUNICATIONS (7.48%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ..........   Baa3/BBB           1,000
MCI Worldcom Inc., Sr. Note., 9.375%, 01/15/04 ...............   Baa2/BBB+          1,000
MCI Worldcom Inc., Sr. Note., 6.95%, 08/15/28 ................   Baa2/BBB+          1,500
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 .........   Baa3/BBB-          2,000

TRANSPORTATION (9.79%)
AMR Corp., Debs., 10.00%, 04/15/21 ...........................   Baa2/BBB-          2,000
Auburn Hills Trust, Debs., 12.00%, 05/01/20 ..................     A2/A             1,000
Ford Holdings, Inc., Gtd. Debs., 9.375%, 03/01/20 ............     A1/A             1,000
Ford Motor Co., Debs., 8.875%, 01/15/22 ......................     A1/A             1,500
Greater Orlando Aviation Auth., 8.20%, 10/01/12 ..............    Aaa/AAA             500

MORTGAGE BACKED SECURITIES (4.72%)
FNMA Pool #313411, 7.00%, 03/01/04 ...........................     NR/NR            1,329
GNMA Pool #780374, 7.50%, 12/15/23 ...........................     NR/NR              701
GNMA Pool #417239, 7.00%, 02/15/26 ...........................     NR/NR            1,801

U.S. GOVERNMENT & AGENCIES (10.58%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ........................     NR/NR            1,600
U.S. Treasury Bonds, 8.125%, 08/15/21 ........................     NR/NR            1,000
U.S. Treasury Bonds, 7.875%, 02/15/21 ........................     NR/NR            3,900

TOTAL LONG TERM DEBT SECURITIES ..............................

COMMERCIAL PAPER (0.57%)
General Electric Capital Corp., 5.35%, 10/05/98 ..............    A1+/P1              474
TOTAL COMMERCIAL PAPER .......................................
                                                                                  Shares
                                                                                  ------

INVESTMENT COMPANIES (0.24%)
High Yield Plus Fund .........................................     NR/NR           25,000

TOTAL INVESTMENTS (99.55%) ...................................

OTHER ASSETS AND LIABILITIES (0.45%) .........................

NET ASSETS (100.00%) .........................................


                                                                 Identified Cost        Value
                                                                     (Note 2)          (Note 1)
                                                                -----------------  ---------------
TELEPHONE & COMMUNICATIONS (7.48%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ..........   $    1,120,000     $  1,205,841
MCI Worldcom Inc., Sr. Note., 9.375%, 01/15/04 ...............        1,051,875        1,169,235
MCI Worldcom Inc., Sr. Note., 6.95%, 08/15/28 ................        1,485,975        1,563,820
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 .........        1,991,940        2,320,000
                                                                 --------------     ------------
                                                                      5,649,790        6,258,896
                                                                 --------------     ------------
TRANSPORTATION (9.79%)
AMR Corp., Debs., 10.00%, 04/15/21 ...........................        2,148,940        2,742,500
Auburn Hills Trust, Debs., 12.00%, 05/01/20 ..................        1,000,000        1,691,820
Ford Holdings, Inc., Gtd. Debs., 9.375%, 03/01/20 ............        1,117,790        1,248,672
Ford Motor Co., Debs., 8.875%, 01/15/22 ......................        1,480,350        1,952,816
Greater Orlando Aviation Auth., 8.20%, 10/01/12 ..............          551,875          556,250
                                                                 --------------     ------------
                                                                      6,298,955        8,192,058
                                                                 --------------     ------------
MORTGAGE BACKED SECURITIES (4.72%)
FNMA Pool #313411, 7.00%, 03/01/04 ...........................        1,344,158        1,360,831
GNMA Pool #780374, 7.50%, 12/15/23 ...........................          695,393          727,707
GNMA Pool #417239, 7.00%, 02/15/26 ...........................        1,826,745        1,860,142
                                                                 --------------     ------------
                                                                      3,866,296        3,948,680
                                                                 --------------     ------------
U.S. GOVERNMENT & AGENCIES (10.58%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ........................        2,120,750        2,190,501
U.S. Treasury Bonds, 8.125%, 08/15/21 ........................        1,016,407        1,388,438
U.S. Treasury Bonds, 7.875%, 02/15/21 ........................        4,051,031        5,271,096
                                                                 --------------     ------------
                                                                      7,188,188        8,850,035
                                                                 --------------     ------------
TOTAL LONG TERM DEBT SECURITIES ..............................       74,019,457       82,593,098
                                                                 --------------     ------------
COMMERCIAL PAPER (0.57%)
General Electric Capital Corp., 5.35%, 10/05/98 ..............          474,000          474,000
TOTAL COMMERCIAL PAPER .......................................          474,000          474,000
                                                                 --------------     ------------
INVESTMENT COMPANIES (0.24%)
High Yield Plus Fund .........................................          167,178          200,000
                                                                 --------------     ------------
TOTAL INVESTMENTS (99.55%) ...................................   $   74,660,635*    $ 83,267,098
                                                                 ==============     ============
OTHER ASSETS AND LIABILITIES (0.45%) .........................                           379,130
                                                                                    ------------
NET ASSETS (100.00%) .........................................                      $ 83,646,228
                                                                                    ============

* The cost for federal income tax purposes was $74,660,635. The aggregate gross unrealized appreciation in which there was an excess of market value over tax cost was $8,136,896, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $469,567.







                       See notes to financial statements
 .

FINANCIAL STATEMENTS (Unaudited)
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998


Assets:
   Investment in securities at value(identified cost $74,660,635) (Note 1) ...............    $83,267,098
   Cash ..................................................................................            814
   Interest receivable ...................................................................      1,874,581
   Prepaid expenses ......................................................................          9,728
                                                                                              -----------
     TOTAL ASSETS ........................................................................     85,152,221
                                                                                              -----------
Liabilities:
   Accrued expenses payable ..............................................................        110,155
   Dividends payable .....................................................................      1,395,838
                                                                                              -----------
     TOTAL LIABILITIES ...................................................................      1,505,993
                                                                                              -----------
Net assets: (equivalent to $22.77 per share based on 3,673,258 shares of capital stock        $83,646,228
                                                                                              ===========
  outstanding)
NET ASSETS consisted of:
   Capital paid - in .....................................................................    $74,759,014
   Accumulated net realized gain on investments ..........................................        280,751
   Net unrealized appreciation on investments ............................................      8,606,463
                                                                                              -----------
                                                                                              $83,646,228
                                                                                              ===========

STATEMENT OF OPERATIONS
For the six months ended September 30, 1998


Investment Income:
   Interest ............................................................                   $ 3,227,912
   Dividends ...........................................................                        31,214
                                                                                           -----------
     Total Investment Income ...........................................                     3,259,126
                                                                                           -----------
Expenses:
   Investment advisory fees (Note 4) ...................................    $  234,046
   Transfer agent fees .................................................        23,625
   Insurance ...........................................................         7,860
   Directors' fees and expenses ........................................        13,571
   Audit fees ..........................................................        12,735
   State and local taxes ...............................................        10,292
   Legal fees and expenses .............................................        13,167
   Reports to shareholders .............................................         9,289
   Custodian fees ......................................................         4,289
   Miscellaneous .......................................................        12,731
                                                                            ----------
     Total Expenses ....................................................                       341,605
                                                                                           -----------
        Net Investment Income ..........................................                     2,917,521
                                                                                           -----------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized gain from security transactions ........................                       280,751
                                                                                           -----------
   Unrealized appreciation of investments:
     Beginning of period ...............................................     7,350,696
     End of period .....................................................     8,606,463
                                                                            ----------
        Change in unrealized appreciation of investments ...............                     1,255,767
                                                                                           -----------
          Net realized and unrealized gain on investments ..............                     1,536,518
                                                                                           -----------
          Net increase in net assets resulting from operations .........                   $ 4,454,039
                                                                                           ===========


                       See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Six Months
                                                                                        ended
                                                                                 September 30, 1998      Year ended
                                                                                     (unaudited)       March 31, 1998
                                                                                --------------------  ---------------
Increase (decrease) in net assets:
Operations:
 Net investment income .......................................................      $  2,917,521       $  5,528,166
 Net realized gain from security transactions (Note 2) .......................           280,751            164,027
 Change in unrealized appreciation of investments ............................         1,255,767          7,586,669
                                                                                    ------------       ------------
 Net increase in net assets resulting from operations ........................         4,454,039         13,278,862
                                                                                    ------------       ------------
Dividends to shareholders from net investment income .........................        (2,917,521)        (5,528,166)
Dividends to shareholders in excess of net investment income .................        (1,269,993)           (86,494)
Distributions to shareholders from net realized gain .........................                --             (5,422)
                                                                                    ------------       ------------
                                                                                      (4,187,514)        (5,620,082)
                                                                                    ------------       ------------
Capital share transactions:
 Net asset value of shares issued to shareholders in reinvestment of dividends
   from net investment income (Note 5) .......................................                --                 --
                                                                                    ------------       ------------
 Increase (decrease) in net assets ...........................................           266,525          7,658,780
Net Assets:
 Beginning of period .........................................................        83,379,703         75,720,923
                                                                                    ------------       ------------
 End of period ...............................................................      $ 83,646,228       $ 83,379,703
                                                                                    ============       ============

                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

        1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 11. The Fund has appointed First Chicago Trust Company of New York to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500.














                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.



                                                            Six months
                                                              ended
                                                                                          Year Ended March 31,
                                                             09/30/98     -----------------------------------------------------
                                                           (unaudited)        1998          1997          1996          1995
                                                          -------------   -----------   -----------   -----------   -----------
Per Share Operating Performance
Net asset value, beginning of period ..................      $ 22.70        $ 20.61       $ 21.15       $ 20.64       $ 21.45
                                                             -------        -------       -------       -------       -------
    Net investment income .............................         0.79           1.51          1.51          1.58          1.58
    Net realized and unrealized gain (loss) on
     investments ......................................         0.42           2.11        ( 0.49)         0.61        ( 0.67)
                                                             -------        -------       -------       -------       -------
Total from investment operations ......................         1.21           3.62          1.02          2.19          0.91
                                                             -------        -------       -------       -------       -------
Less distributions
 Dividends from net investment income .................       ( 0.79)        ( 1.51)       ( 1.51)       ( 1.58)       ( 1.58)
 Dividends in excess of net investment income .........       ( 0.35)          0.00        ( 0.02)         0.00        ( 0.01)
 Distributions from net realized gain .................         0.00         ( 0.02)         0.00        ( 0.06)         0.00
 Distributions in excess of net realized gain .........         0.00           0.00          0.00          0.00          0.00
 Distributions from tax return of capital .............         0.00           0.00        ( 0.03)       ( 0.04)       ( 0.13)
                                                             -------        -------       -------       -------       -------
Total distributions ...................................       ( 1.14)        ( 1.53)       ( 1.56)       ( 1.68)       ( 1.72)
                                                             -------        -------       -------       -------       -------
Net asset value, end of period ........................      $ 22.77        $ 22.70       $ 20.61       $ 21.15       $ 20.64
                                                             =======        =======       =======       =======       =======
Per share market price, end of period .................      $ 21.63        $ 20.81       $ 19.75       $ 21.25       $ 20.13
                                                             =======        =======       =======       =======       =======
Total Investment Return
 Based on market value ................................         0.31%        13.11%         0.28%        13.91%         3.41%
Ratios/Supplemental Data
Net assets, end of period (in 000's) ..................     $ 83,646        $83,380       $75,721       $77,581       $75,384
 Ratio of expenses to average net assets ..............         0.82%*         0.85%         0.87%         0.86%         0.86%
 Ratio of net investment income to average net
   assets .............................................         6.98%*         6.89%         7.27%         7.37%         7.83%
 Portfolio Turnover Rate ..............................         9.90%*        25.03%        32.83%        43.25%        35.38%
Number of shares outstanding at the end of period
 (in 000's) ...........................................        3,673          3,673         3,673         3,668         3,653

------------
* Annualized














                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended , as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


A. Security Valuation -- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At September 30, 1998, the Fund had invested 98.74% of its portfolio in long-term debt obligations of issuers engaged in financial, industrial, electric utilities, transportation, telephone & communication, foreign and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.


B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.


C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. In computing net investment income, the Fund does not amortize premiums or accrue discounts on fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.


F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the six months ended September 30, 1998:


                                                                     Proceeds
                                                     Cost of        from Sales
                                                    Purchases      or Maturities
                                                  -------------   --------------
          U.S. Government Securities ..........    $  993,677       $  518,594
          Other Investment Securities .........    $7,054,985       $3,831,320


Note 3 -- Capital Stock -- At September 30, 1998, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated
Persons -- Under the terms of the current contract with 1838 Investment Advisors, Inc., advisory fees are paid monthly to the Investment Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 1998, the Fund issued zero shares under this Plan.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% on the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.



             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
       Contact Your Transfer Agent, First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

                                   DIRECTORS
                         ------------------------------
                                W. THACHER BROWN
                              JOHN GILRAY CHRISTY
                               MORRIS LLOYD, JR.
                               J. LAWRENCE SHANE


                                    OFFICERS
                         ------------------------------
                               JOHN H. DONALDSON
                                   President
                               ANNA M. BENCROWSKY
                                 Vice President
                                 and Secretary
                               CLIFFORD D. CORSO
                                 Vice President


                               INVESTMENT ADVISOR
                         ------------------------------
                         1838 INVESTMENT ADVISORS, INC.
                    FIVE RADNOR CORPORATE CENTER, SUITE 320
                              100 MATSONFORD ROAD
                                RADNOR, PA 19087


                                   CUSTODIAN
                         ------------------------------
                       REPUBLIC NATIONAL BANK OF NEW YORK
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018


                                 TRANSFER AGENT
                         ------------------------------
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                 P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500


                                    COUNSEL
                         ------------------------------
                              PEPPER HAMILTON LLP
                             3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103


                                    AUDITORS
                         ------------------------------
                         PricewaterhouseCoopers L.L.P.
                            2400 ELEVEN PENN CENTER
                             PHILADELPHIA, PA 19103



                               [GRAPHIC OMITTED]



                          BOND--DEBENTURE TRADING FUND
                         ------------------------------
                         FIVE RADNOR CORPORATE CENTER,

                                   SUITE 320

                              100 MATSONFORD ROAD

                                RADNOR, PA 19087



                               [GRAPHIC OMITTED]



                                Quarterly Report

                               September 30, 1998